PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                       THE TAX-EXEMPT FUND OF CALIFORNIA

                                     Part B
                      Statement of Additional Information

                                November 1, 1999
                         (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Fund of California (the "fund" or "TEFCA") dated November 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                    The American Funds Tax-Exempt Series II
                       The Tax-Exempt Fund of California
                              Attention: Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .       12
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       13
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       15
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       21
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       27
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Shareholder Account Services and Privileges . . . . . . . . . . . .       35
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       38
General Information . . . . . . . . . . . . . . . . . . . . . . . .       38
Investment Results and Related Statistics . . . . . . . . . . . . .       40
Financial Statements




                  The Tax-Exempt Fund of California -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


- The fund will invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and California income taxes. The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.
- The fund will invest at least 65% of its assets in debt securities rated BBB by Standard & Poor's Corporation (S&P) or Baa by Moody's Investors Services, Inc. (Moody's) or better or unrated but determined to be of equivalent quality.
- The fund may invest up to 20% of its assets in debt securities rated BB by S&P and Ba by Moody's or below or unrated but determined to be of equivalent quality.
- The fund will invest substantially in securities with maturities in excess of three years.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding


                  The Tax-Exempt Fund of California -- Page 2 security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MUNICIPAL BONDS - Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, their exclusion from gross income for federal income tax purposes and, where applicable, state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.


The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.


Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.


Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of


                  The Tax-Exempt Fund of California -- Page 3 the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.


MUNICIPAL LEASE OBLIGATIONS - The fund may invest in municipal lease revenue obligations. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.


MUNICIPAL INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.


ZERO COUPON BONDS - Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.


PRE-REFUNDED BONDS - From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.


RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS - The following describes certain risks relating to debt obligations of California issuers. This information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California (the "State") and various local agencies in California, available as of the date of this Prospectus.
 While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of public entities to pay their obligations.


The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds.
 The provisions of the Code generally apply to bonds issued


                  The Tax-Exempt Fund of California -- Page 4 after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.


Certain debt obligations held by the fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain state property and other state tax revenues and moneys from the State's general fund are appropriated by the state legislature each fiscal year for distribution to counties, cities and their various taxing entities, such as school districts, to assist such local entities in providing essential governmental functions, including those required by state law. During the severe recession California experienced from 1991 to 1993, the state legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of state revenues to local governments, or to make them less dependent on state budget decisions, cannot be predicted. To the extent local entities do not receive money from the State to pay for their operations and services, their ability to pay debt service on obligations held by the fund may be impaired.


Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real or personal property taxes as a source of revenue or may be leases subject to annual appropriation by the lessor. Article XIIIA of the California Constitution limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed one percent of the full cash value of the property, and effectively prohibits the levying of any other ad valorem property tax, even with voter approval. Full cash value is defined as the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraisal value of real property when purchased, newly constructed, or when a change in ownership has occurred after the 1975 assessment. The full cash value is subject to annual adjustment to reflect inflation at a rate not to exceed two percent or a reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. Article XIIIB of the California Constitution limits the amount of appropriations of state and of local governments from "proceeds of taxes" to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and certain other adjustments. Both Article XIIIA and Article XIIIB were adopted by the people of the State of California pursuant to the State's initiative constitutional amendment process.


Certain debt obligations held by the fund may be obligations payable solely from lease payments on real property leased to the state, cities, counties or their various public entities, especially since the adoption of Article XIIIA described above because such leases are structured so as not to create a statutory "debt" of the leasing entity. However, to insure that a debt is not technically created, California law requires that the lessor is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessor does not agree to pay lease payments beyond the current fiscal year; it only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the fund would not be paid in a timely manner.


                  The Tax-Exempt Fund of California -- Page 5

Proposition 62 was approved by the voters in 1986 and fully activated in 1995 by a state Supreme Court ruling. Proposition 62 took away general law cities' and counties' authority to impose other general purpose taxes without voter approval.


On November 5, 1996, Proposition 218 was accepted by a majority of California voters. Proposition 218 constrains local governments' ability to impose "property-related" fees, assessments and taxes. This measure applies to all cities, counties, special districts, redevelopment agencies and school districts in California. This amendment basically extends to charter cities the same voter approval requirements now imposed under Proposition 62 on general law cities and counties.


Certain debt obligations held by the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.


The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any eligible hospital.
 The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per diem payment basis regardless of cost.
 California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges. It is expected that hospitals that do not contract with health plans and insurers will experience some decrease in patient census.


Debt obligations payable solely from revenues of health care institutions may also be insured by the State pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program (the Health Facility Construction Loan Insurance Fund or "HFCLIF") or from unappropriated State funds. In the event of a default, any debenture payable from the HFCLIF would become payable on a par with general obligations bonds issued by the State.


Certain debt obligations held by the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency


                  The Tax-Exempt Fund of California -- Page 6 judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.


In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


Certain debt obligations held by the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.


Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.


From 1990 to 1993, California faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to have exceeded 800,000. California's economy has been recovering and growing steadily stronger since the start of 1994. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. The unsettled financial situation occurring in


                  The Tax-Exempt Fund of California -- Page 7 certain Asian economies and its spillover effects elsewhere may continue to adversely affect the State's export-related industries, and therefore, the State's rate of economic growth.


The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved in the 1995-96 through 1998-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last four fiscal years and the State's cash flow borrowing was limited to $1.7 billion in 1998-99. The State issued $1.0 billion of revenue anticipation notes for the 1999-2000 fiscal year.


Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools"), filed for protection under Chapter 9 of the federal Bankruptcy Code. On June 12, 1996, Orange County emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent. In December 1997 Moody's raised its ratings on $325 billion of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.


Los Angeles County, the nation's largest county, has also experienced financial difficulty. Between 1992 and 1995, the County's long term bonds were downgraded three times. This occurred as a result of, among other things, severe operating deficits for the County's health care system. In addition, the County was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.


On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act.
 The Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.


                  The Tax-Exempt Fund of California -- Page 8

THE FOREGOING DISCUSSION OF THE 1997-98 FISCAL YEAR BUDGET IS BASED IN LARGE PART ON STATEMENTS MADE IN A RECENT "PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY THE STATE OF CALIFORNIA. IN THAT DOCUMENT, THE STATE INDICATED THAT ITS DISCUSSION OF THE FISCAL YEAR BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.


State Indebtedness
------------------


As of October 1, 1999, the State had over $19.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $12.8 billion remained unissued as of October 1, 1999. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of October 1, 1999, the State had approximately $6.6 billion of outstanding Lease-Purchase Debt.


In addition to the general obligation bonds, State agencies and authorities had approximately $26 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1999. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds.
 Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.


Litigation
----------


The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.


Ratings
-------


Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+.
 In October, 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from At to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. In August 1999, Standard & Poor's raised its rating from A+ to AA- citing the State's strong economic performance and its return to structural fiscal balance.


                  The Tax-Exempt Fund of California -- Page 9

Year 2000
---------


In October 1997 the Governor issued an executive order stating that Year 2000 solutions would be a state government priority. Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical system will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.


The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase the opportunity for leverage similarly may increase. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


                  The Tax-Exempt Fund of California -- Page 10

TEMPORARY INVESTMENTS - The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements.


ADJUSTMENT OF MATURITIES - The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Keeping in mind the fund's objective, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.


ISSUE CLASSIFICATION - Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.


The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective


                  The Tax-Exempt Fund of California -- Page 11 and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.

The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


CONCENTRATION OF INVESTMENTS -- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state . This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price may increase. The fund may invest more than 25% of its assets in industrial development bonds.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of
(i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

 2. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

 3. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

 4. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 5. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

 6. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing pro-


                  The Tax-Exempt Fund of California -- Page 12 vision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;

9. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.

For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


     The fund may not:

     (a) invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

     (b) invest more than 15% of its value of its net assets in illiquid securities.

     (c) invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986.


All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below.


                  The Tax-Exempt Fund of California -- Page 13

They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                  The Tax-Exempt Fund of California -- Page 14

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                             AGGREGATE
                                                                                            COMPENSATION
                                                                                       (INCLUDING VOLUNTARILY
                                                                                              DEFERRED
                                                                                          COMPENSATION/1/)
                                                                                           FROM THE FUND
                                POSITION                                                 DURING FISCAL YEAR
                                  WITH           PRINCIPAL OCCUPATION(S) DURING                ENDED
   NAME, ADDRESS AND AGE       REGISTRANT                 PAST 5 YEARS                    AUGUST 31, 1999
---------------------------------------------------------------------------------------------------------------
 Richard G. Capen, Jr.         Trustee       Corporate Director and author; former            $ 1,250
 6077 San Elijo, Box 2494                    United States Ambassador to Spain;
 Rancho Santa Fe, CA 92067                   former Vice Chairman of the Board,
 Age: 63                                     Knight-Ridder, Inc., former Chairman
                                             and Publisher, The Miami Herald
---------------------------------------------------------------------------------------------------------------
 H. Frederick Christie         Trustee       Private Investor.  Former President and          $ 2,500
 P.O. Box 144                                Chief Executive Officer, The Mission
 Palos Verdes Estates, CA                    Group (non-utility holding company,
 90274                                       subsidiary of Southern California
 Age: 65                                     Edison Company
---------------------------------------------------------------------------------------------------------------
 +Don R. Conlan                Trustee       President (Retired), The Capital Group            none/3/
 1630 Milan Avenue                           Companies, Inc.
 South Pasadena, CA 91030
 Age: 62
---------------------------------------------------------------------------------------------------------------
 Diane C. Creel                Trustee       CEO and President, The Earth Technology          $2,500/4/
 100 W. Broadway                             Corporation (international consulting
 Suite 5000                                  engineering)
 Long Beach, CA 90802
 Age: 49
---------------------------------------------------------------------------------------------------------------
 Martin Fenton                 Trustee       Chairman, Senior Resource Group                  $3,300/4/
 4660 La Jolla Village                       (management of senior living centers)
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 63
---------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller             Trustee       President, Fuller Consulting (financial          $2,500/4/
 4337 Marina City Drive                      management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
---------------------------------------------------------------------------------------------------------------
 +*Abner D. Goldstine          President,    Senior Vice President and Trustee,                none/3/
 Age: 69                       PEO and       Capital Research and Management Company
                               Trustee
---------------------------------------------------------------------------------------------------------------
 +**Paul G. Haaga, Jr.         Chairman      Executive Vice President and Director,            none/3/
    Age: 50                    of            Capital Research and Management Company
                               the Board
---------------------------------------------------------------------------------------------------------------
 Richard G. Newman             Trustee       Chairman, President and CEO, AECOM               $ 2,900
 3250 Wilshire Boulevard                     Technology Corporation (architectural
 Los Angeles, CA 90010-1599                  engineering)
 Age: 64
---------------------------------------------------------------------------------------------------------------
 Frank M .Sanchez              Trustee       President, The Sanchez Family                     none/3/
 5234 Via San Delarro, #1                    Corporation dba McDonald's Restaurants
 Los Angeles, CA 90022                       (McDonald's licensee)
 Age: 55
---------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     TRUSTEE
   NAME, ADDRESS AND AGE       YEAR ENDED AUGUST 31, 1999     SERVES/2/
--------------------------------------------------------------------------
 Richard G. Capen, Jr.                  $ 43,700                   8
 6077 San Elijo, Box 2494
 Rancho Santa Fe, CA 92067
 Age: 63
--------------------------------------------------------------------------
 H. Frederick Christie                  $206,600                  19
 P.O. Box 144
 Palos Verdes Estates, CA
 90274
 Age: 65
--------------------------------------------------------------------------
 +Don R. Conlan                          none/3/                  12
 1630 Milan Avenue
 South Pasadena, CA 91030
 Age: 62
--------------------------------------------------------------------------
 Diane C. Creel                         $ 48,000                  12
 100 W. Broadway
 Suite 5000
 Long Beach, CA 90802
 Age: 49
--------------------------------------------------------------------------
 Martin Fenton                          $131,600                  15
 4660 La Jolla Village
 Drive
 Suite 725
 San Diego, CA 92122
 Age: 63
--------------------------------------------------------------------------
 Leonard R. Fuller                      $ 51,600                  13
 4337 Marina City Drive
 Suite 841 ETN
 Marina del Rey, CA 90292
 Age: 53
--------------------------------------------------------------------------
 +*Abner D. Goldstine                    none/3/                  12
 Age: 69
--------------------------------------------------------------------------
 +**Paul G. Haaga, Jr.                   none/3/                  14
    Age: 50

--------------------------------------------------------------------------
 Richard G. Newman                      $107,100                  13
 3250 Wilshire Boulevard
 Los Angeles, CA 90010-1599
 Age: 64
--------------------------------------------------------------------------
 Frank M .Sanchez                        none/3/                   6
 5234 Via San Delarro, #1
 Los Angeles, CA 90022
 Age: 55
--------------------------------------------------------------------------




                  The Tax-Exempt Fund of California -- Page 15

                  The Tax-Exempt Fund of California -- Page 16

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Don R. Conlan, Paul G. Haaga, Jr., and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended August 31, 1999 for participating Trustees is as follows: Richard G. Capen, Jr. ($1,294), H. Frederick Christie ($4,855), Diane C. Creel ($1,677), Martin Fenton ($12,522), Leonard R. Fuller ($3,496), Richard G. Newman ($25,536) and Frank M. Sanchez ($443). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.


                  The Tax-Exempt Fund of California -- Page 17

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Neil L. Langberg        46   Senior Vice      Vice President - Investment
11100 Santa Monica           President        Management Group, Capital
Blvd.                                         Research and Management Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President   Senior Vice President - Fund
333 South Hope Street                         Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
David A. Hoag           33   Vice President   Director and Vice President,
11100 Santa Monica                            Capital Research Company
Blvd.
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   36   Treasurer        Vice President - Fund Business
135 South State                               Management Group, Capital
College Blvd.                                 Research and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant        Assistant Vice President - Fund
333 South Hope Street        Secretary        Business Management Group,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Todd L. Miller          40   Assistant        Assistant Vice President - Fund
135 South State              Treasurer        Business Management Group,
College Blvd.                                 Capital Research and Management
Brea, CA 92821                                Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one of more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by a fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $900 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of October 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                  The Tax-Exempt Fund of California -- Page 18

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                  The Tax-Exempt Fund of California -- Page 19

The management fee is based upon the net assets of the fund and monthly gross investment income. For the purpose of such computations under the Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The Investment Adviser receives a fee at an annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $290 million and gross investment income levels of 4%, 5%, 6%, 7% and 8% management fees would be 0.35%, 0.38%, 0.41%, 0.44% and 0.47%, respectively.


The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended August 31, 1999, 1998, 1997, the Investment Adviser received advisory fees of $1,459,000, $1,262,000, and $1,088,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1999 amounted to $205,000 after allowance of $794,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $183,000 and $131,000, respectively after an allowance of $713,000 and $520,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability


                  The Tax-Exempt Fund of California -- Page 20 of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.


Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended August 31, 1999, the fund paid or accrued $945,000 for compensation to dealers under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $151,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus
(b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and


                  The Tax-Exempt Fund of California -- Page 21 declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.


The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


FEDERAL TAXES -- The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts).
 Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.


To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.


The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of certain tax-exempt obligations.


                  The Tax-Exempt Fund of California -- Page 22

Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.


Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.


While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually except as indicated above. The fund will have no tax liability with respect to such distributed gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.


Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed except as indicated above. In general, the fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Any such income distributed will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds.
 Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


                  The Tax-Exempt Fund of California -- Page 23

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Except as indicated above, the fund intends to meet these distribution requirements to avoid the excise tax liability.


If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.


As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20% and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.


In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than 18 months) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income.
 With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.


Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.


Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign


                  The Tax-Exempt Fund of California -- Page 24 partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.


CALIFORNIA TAXES -- The fund itself is not subject to tax in California if it qualifies for exemption from federal tax under the Code as described above, but with the additional requirement that it derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held for less than three months..


If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Municipal Securities"), the fund will be qualified to pay dividends exempt from California corporate or personal income tax (but not California franchise tax) to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the fund fails to so qualify, no part of the fund's dividends will be exempt from California corporate or personal income tax.


Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year that is exempt from California corporate or personal income tax. The total amount of California exempt-interest dividends paid by the fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California Municipal Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of additional fund securities and dividends paid to the fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid by the fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the fund from California Municipal Securities for such year in the same ratio as such interest from California Municipal Securities bears to the total gross income earned by the fund for the year. The effect of this accounting convention is that amounts of interest from California Municipal Securities received by the fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.


California has "conformity legislation" making federal alternative minimum tax provisions generally applicable for California personal and corporate income tax purposes; however, California does not include interest on private activity bonds as an item of tax preference for personal and corporate income tax purposes. Under these rules, dividends from the fund attributable to interest on all tax-exempt obligations may be includable in adjusted book income and adjusted current earnings for purposes of the alternative minimum tax on corporations.


In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Securities held by the fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest


                  The Tax-Exempt Fund of California -- Page 25 dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes--Federal Taxes" above.


Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gain distributions or ordinary dividends as appropriate. Under California law, ordinary income and capital gains currently are taxed at the same rate.
 Moreover, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for California corporate or personal income tax purposes if the fund distributes California exempt-interest dividends during the shareholder's taxable year.


The foregoing is only a summary of some of the important California corporate or personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable from income for California income tax purposes only. Any dividends paid to fund shareholders subject to California state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to California franchise tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of fund dividends and as to their particular California tax situation in general.


                  The Tax-Exempt Fund of California -- Page 26

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                  The Tax-Exempt Fund of California -- Page 27

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.




Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25


                  The Tax-Exempt Fund of California -- Page 28 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)





Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES - Investment of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


                  The Tax-Exempt Fund of California -- Page 29

(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you


                  The Tax-Exempt Fund of California -- Page 30 qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                  The Tax-Exempt Fund of California -- Page 31

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the


                  The Tax-Exempt Fund of California -- Page 32 time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                  The Tax-Exempt Fund of California -- Page 33

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -    Requests must be signed by the registered shareholder(s)

     -    A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


                  The Tax-Exempt Fund of California -- Page 34

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                  The Tax-Exempt Fund of California -- Page 35 may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                  The Tax-Exempt Fund of California -- Page 36

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


REDEMPTION OF SHARES - The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the


                  The Tax-Exempt Fund of California -- Page 37 fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended August 31, 1999, 1998 and 1997, amounted to $318,000, $358,000 and $244,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S.
banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $81,000 for the fiscal year ended August 31, 1999.


INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Trustees.


                  The Tax-Exempt Fund of California -- Page 38

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


                  The Tax-Exempt Fund of California -- Page 39

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
              MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.72
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.50



                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 4.34% based on a 30-day (or one month) period ended August 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended August 31, 1999 were -4.32%, 5.14% and 6.41%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on August 31, 1999 were 0.47%, 6.17% and 6.93, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


                  The Tax-Exempt Fund of California -- Page 40

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 45.2% for the 30-day (or one month) period ended August 31, 1999 was 7.92%.


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those


                  The Tax-Exempt Fund of California -- Page 41 published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                     . . . AND HAD TAKEN
                                                      ALL DIVIDENDS AND
                                                        CAPITAL GAIN
                                                        DISTRIBUTIONS
                                                       IN SHARES, YOUR
         IF YOU HAD                                   INVESTMENT WOULD
      INVESTED $10,000                                 HAVE BEEN WORTH
   IN THE FUND THIS MANY                                THIS MUCH AT
      YEARS AGO . . .                                  AUGUST 31, 1999


           NUMBER                  PERIODS
          OF YEARS               9/1 - 8/31                VALUE**
             5
                                 1998 - 1999               $ 9,568
             6
                                 1997 - 1999                10,333
             7
                                 1996 - 1999                11,240
             8
                                 1995 - 1999                11,881
             9
                                 1994 - 1999                12,845
             10
                                 1993 - 1999                12,865
             11
                                 1992 - 1999                14,544
             12
                                 1991 - 1999                16,051
             13
                                 1990 - 1999                17,911
             14
                                 1989 - 1999                18,612
             15
                                 1988 - 1999                20,555
             16
                                 1987 - 1999                21,695
          Lifetime              1986* - 1999                21,774


---------------------------------

* From October 28, 1986


                  The Tax-Exempt Fund of California -- Page 42

    ILLUSTRATION OF A $10,000 INVESTMENT IN TEFCA WITH DIVIDENDS REINVESTED

    (FOR THE LIFETIME OF THE FUND OCTOBER 28, 1986 THROUGH AUGUST 31, 1999)

                           COST OF SHARES                                      VALUE OF SHARES**
                           --------------                                      -----------------
  FISCAL                                       TOTAL             FROM              FROM           FROM
 YEAR END       ANNUAL         DIVIDENDS     INVESTMENT        INITIAL        CAPITAL-GAINS    DIVIDENDS       TOTAL
   8/31        DIVIDENDS     (CUMULATIVE)       COST          INVESTMENT        REINVESTED     REINVESTED      VALUE
   ----        ---------     ------------       ----          ----------        ----------     ----------      -----

  1987*     $           431  $         431  $    10,431   $            9,147   $         0    $       415     $ 9,562
   1988                 582          1,013       11,013                9,087             0          1,002      10,089
   1989                 651          1,664       11,664                9,440             0          1,700      11,140
   1990                 682          2,346       12,346                9,247             0          2,334      11,581
   1991                 724          3,070       13,070                9,727             0          3,192      12,919
   1992                 771          3,841       13,841               10,140             0          4,118      14,258
   1993                 806          4,647       14,647               10,867             0          5,256      16,123
   1994                 875          5,522       15,522               10,267            57          5,820      16,144
   1995                 932          6,454       16,454               10,493            58          6,910      17,461
   1996                 949          7,403       17,403               10,520            58          7,869      18,447
   1997                 996          8,399       18,399               10,813           161          9,096      20,070
   1998               1,013          9,412       19,412               11,067           271         10,334      21,672
   1999                 999         10,411       20,411               10,480           543         10,751      21,774


* From inception on October 28, 1986
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
The dollar amount of capital gain distributions during the period was $563.




                  The Tax-Exempt Fund of California -- Page 43


The Tax-Exempt Fund of California
August 31, 1999

Aaa/AAA                     35.5%
Aa/AA                       9.1%
A/A                         14.3%
Baa/BBB                     22.2%

Below investment grade      18.5%

The Tax-Exempt Fund of California
Investment Portfolio, August 31, 1999                                   Principal     Market
                                                                           Amount       Value
Fixed Income Securities                                                      (000)       (000)
--------------------------------------------                             --------    --------
Tax-Exempt Securities Maturing in More Than One Year - 93.02%
G.O. Ref. Bonds, 5.25% 2009                                                  3,000       3,098
Educational Facs. Auth., Rev. Bonds (University of San Francisco),
Series 1996, MBIA Insured, 5.70% 2011                                        1,190       1,261
Health Facs. Fncg. Auth.:
Rev. Bonds:
Antelope Valley Healthcare Dist., Series 1997B, FSA Insured, 5.00% 2012      4,500       4,408
Catholic Healthcare West, 1998 Series A:
5.00% 2006                                                                   4,635       4,517
5.00% 2007                                                                   1,000         966
5.25% 2008                                                                   1,750       1,707
Kaiser Permanente, 1998 Series A, FSA Insured, 5.25% 2011                    1,000       1,010
Little Co. of Mary Health Services, Series 1998, AMBAC Insured:
5.00% 2010                                                                   2,170       2,184
5.00% 2013                                                                   1,125       1,100
Hospital Rev. Bonds:
Downey Community Hospital, Series 1993:
5.20% 2003                                                                   1,000       1,016
5.625% 2008                                                                  3,000       3,042
5.75% 2015                                                                   6,400       6,357
Pacific Presbyterian Medical Center,
1985 Series B, INDLC Insured, 6.75% 2015 (Preref. 2002)                      3,725       3,946
St. Joseph Health System Obligated Group, Cert. of Part.,
5.50% 2014                                                                   3,000       2,918
Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital),
Series 1993A, 5.75% 2005 (Preref. 2003)                                      1,150       1,238
Housing Fin. Agcy.:
Home Mortgage Rev. Bonds:
1991 Series A, 7.35% 2011                                                      495         514
1995 Series H, MBIA Insured, 5.50% 2017                                      3,250       3,195
1995 Series K AMT, AMBAC Insured, 5.55% 2021                                   180         183
Single Family Mortgage Bonds:
1995 Issue B-2 AMT, AMBAC Insured, 5.70% 2007                                2,520       2,540
1997 Series B-3 AMT, MBIA Insured, 5.10% 2012                                1,790       1,732
Single Family Mortgage Rev. Bonds:
1997 Series C-1, Class III, MBIA Insured, 5.05% 2011                         4,955       4,914
1998 Series C-4, Class I:
4.90% 2004                                                                   2,410       2,429
5.10% 2007                                                                     895         901
5.15% 2008                                                                   3,155       3,164
Pollution Control Fncg. Auth.:
Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
1992 Series B AMT, 6.35% 2009                                                4,400       4,707
1993 Series B AMT, AMBAC Insured, 5.85% 2023                                 1,000       1,009
Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee
Bond, Series A AMT, 7.15% 2011                                               3,500       3,651
Solid Waste Disposal Rev. Bonds:
(CanFibre of Riverside Project), Series 1997A AMT,
9.00% 2019                                                                   4,000       4,162
(Keller Canyon Landfill Co. Project), BFI Corp. Guarantee,
Series 1992 AMT, 6.875% 2027                                                 4,000       4,068
(USA Waste Services, Inc. Project), Series 1998A AMT,
5.10% 2018 (Put 2008)                                                        2,000       1,893
Public Works Board:
Lease Rev. Bonds:
California Community Colleges, 1994 Series B
Various Community College Projects, 6.75% 2005                               1,000       1,106
Trustees of The California State University
(Various University Projects)
1997 Series B, 5.25% 2010                                                    1,500       1,526
1996 Series A, AMBAC Insured, 5.50% 2014                                     3,500       3,523
Dept. of Corrections, State Prison:
Imperial County, 1991 Series A, 6.50% 2017                                   1,000       1,117
Lassen County (Susanville), 1993 Series D, FSA Insured,
5.25% 2015                                                                   2,000       1,986
The Regents of the University of California
(Various University Projects), 1993 Series B, MBIA Insured,
5.50% 2014                                                                   1,500       1,536
Lease Rev. Ref. Bonds:
Dept. of Corrections, 1998 Series C
(State Prison-Monterey County), 5.25% 2007                                   3,000       3,112
1998 Series A (Library and Courts Annex Building Complex),
5.50% 2010                                                                   1,500       1,563
Rural Home Mortgage Fin., Auth., Single Family Mortgage Rev. Bonds
(Mortgage-Backed Securities Program):
1995 Series B AMT, 7.75% 2026                                                1,630       1,775
1996 Series A AMT, 7.75% 2027                                                  960       1,066
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                    5,300       5,126
Series 1998A-3, 5.10% 2025 (Put 2010)                                        5,000       4,800
Series 1998A-4, 5.25% 2025 (Put 2013)                                        3,000       2,886
Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured:
5.50% 2011                                                                   1,000       1,021
5.625% 2012                                                                  1,000       1,025
Hospital Rev. Cert. of  Part., Cedars-Sinai Medical Center, Series 1992,
6.50% 2012                                                                   3,650       3,980
The Internext Group, Cert. of Part., 5.375% 2017                             4,000       3,726
Cert. of Part., St. Joseph Health System Obligated Group:
5.00% 2007                                                                   1,000       1,003
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
5.00% 2008                                                                   1,000       1,014
5.50% 2009                                                                   2,000       2,091
Veterans G.O. Bonds, Series BG, 4.95% 2010                                   2,000       1,981
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds:
Series O, MBIA Insured, 5.00% 2022                                           2,000       1,839
Alameda Public Fncg. Auth., 1999 Rev Bonds (1997 Rev. Bond Refinancing):
5.10% 2009                                                                   1,030         992
County of Alameda, 1993 Ref. Cert. of Part. (Santa Rita Jail Project),
MBIA Insured, 5.375% 2009                                                    1,500       1,563
Anaheim Public Fncg. Auth., Lease Rev. Bonds,
(Anaheim Public Improvement Project), Senior Lease Rev. Bonds, FSA Insured:
1997 Series A, 6.00% 2024                                                    1,500       1,594
1997 Series C, Capital Appreciation Bonds, 0% 2018                           3,900       1,337
City of Antioch, Public Fncg. Auth., 1998 Reassessment Rev. Bonds,
Subordinated Series B:
5.40% 2007                                                                   1,175       1,135
5.50% 2008                                                                   1,235       1,190
5.70% 2010                                                                   1,380       1,332
Association of Bay Area Governments:
Fin. Auth., Taxable Rev. Ref. Cert. of Part.
(American Baptist Homes of the West Facs. Project),
Series 1997B, 6.20% 2027                                                     2,000       1,992
Fin. Auth. for Nonprofit Corps., Cert. of Part.:
Episcopal Homes Foundation, Series 1997A, 5.25% 2007                         2,505       2,514
Stanford University Hospital, Series 1993:
5.75% 2005 (Escrowed to Maturity)                                            1,240       1,333
5.50% 2013 (Preref. 2005)                                                    1,500       1,589
Fncg. Auth. for Nonprofit Corps., Ref. Rev. Cert. of Part.:
American Baptist Homes Foundation, Series 1998A, 6.10% 2017                  5,985       5,972
Episcopal Homes Foundation, Series 1998, 5.00% 2009                          4,600       4,511
Redev. Agcy. of the City of Burbank (Golden State Redev. Project),
Tax Allocation Bonds, 1993 Series A:
6.00% 2013                                                                   1,500       1,524
6.00% 2023                                                                   1,000       1,007
6.25% 2024                                                                   1,500       1,530
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20% 2018     1,845       1,845
Central Valley Fncg. Auth., Cogeneration Project Rev. Bonds
(Carson Ice-Gen Project), Series 1993:
6.00% 2009                                                                   1,000       1,030
6.10% 2013 (Preref. 2003)                                                    3,000       3,246
6.20% 2020 (Preref. 2003)                                                    5,000       5,427
Central Valley School Districts Fncg. Auth., (School Dist. G.O. Bond
Ref. Program), 1998 Rev. Bonds, Series A, MBIA Insured, 6.25% 2011           1,000       1,104
City of Chino Hills, Community Facs. Dist. No. 9 (Rincon Village Area),
Special Tax Bonds, Series 1998, 6.45% 2023                                   1,135       1,137
City of Commerce, Community Dev. Commission, Redev. Project No. 1,
Subordinate Lien Tax Allocation Ref. Bonds, Series 1997 B, 5.50% 2008        2,490       2,467
County of Contra Costa Public Fncg. Auth., 1999 Tax Allocation Rev. Bonds
(Pleasant Hill BART, N. Richmond, Bay Point, Oakley & Rodeo Redev. Projs),
5.00% 2013                                                                   1,000         929
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001             710         721
City of Duarte, City of Hope National Medical Center, Cert. of Part.,
Series 1999A, 5.25% 2009                                                     1,000         975
East Bay Regional Park Dist. (Alameda and Contra Costa Counties),
1998 G.O. Ref. Bonds, 5.00% 2010                                             1,000       1,009
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado
Hills Dev.), Series 1999 Special Tax Bonds, 6.125% 2016                      1,000         999
Foothill/Eastern Transportation Corridor Agcy., Toll Road Rev. Bonds,
Series 1995A, 6.00% 2016 (Preref. 2010)                                      2,500       2,720
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995
(Durham Greens Project), 5.40% 2026                                          3,000       3,074
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds, MBIA Insured:
5.00% 2012                                                                   1,000         986
5.00% 2018                                                                   2,000       1,861
City of Irvine:
Assessment Dist. No. 95-12 Limited Obligation Improvement                    2,500       2,327
Bonds, Group Three, 5.50% 2021
Assessment Dist. No. 94-13 (Oak Creek), Limited Obligation Improvement Bonds:
Group Two, 5.875% 2017                                                       1,000         970
Group One, 5.50% 2022                                                        1,000         923
City of Long Beach:
Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured, 6.00% 2017                 750         801
Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                              1,000         922
City of Los Angeles:
Community Redev. Agcy., Central Business Dist. Redev. Project,
Tax Allocation Ref. Bonds, Series I, 5.00% 2001                              2,000       2,021
Harbor Dept. Rev. Bonds:
Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                1,750       2,151
Issue 1995, Series B AMT, 6.625% 2025                                        1,000       1,065
Issue 1996 AMT, 5.50% 2007                                                   3,675       3,841
Multifamily Housing Rev. Bonds (GNMA Collateralized -
Ridgecroft Apartments Project), Series 1997E AMT, 6.125% 2027                2,005       2,055
Municipal Improvement Corp., Special Tax Lease Rev. Bonds
(Police Emergency Command Control Communications System), Series 1999 D,
AMBAC Insured, 5.00% 2012                                                    2,500       2,466
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part. (Marina del Rey), Series A:
6.25% 2003                                                                   3,815       3,944
6.50% 2008                                                                   6,000       6,367
Public Works Fncg. Auth., Regional Park and Open Space Dist. A,
Series 1997 A, 5.50% 2011                                                    3,000       3,107
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023        1,000         995
Northern California Power Agcy., Geothermal Project Number 3
Special Rev. Bonds, 1993 Ref. Series A:
5.60% 2006                                                                   1,860       1,939
5.60% 2006 (Escrowed to Maturity)                                            1,000       1,064
5.65% 2007 (Escrowed to Maturity)                                            1,025       1,095
County of Orange:
Aliso Viejo Special Tax Bonds of Community Facs. Dist.
No. 88-1, Series A of 1992:
7.25% 2008 (Preref. 2002)                                                    1,500       1,661
7.35% 2018 (Preref. 2002)                                                    2,000       2,220
Limited Obligation Improvement Bonds, Irvine Coast Assessment
Dist. No. 88-1, 1998 Series A, 5.25% 2009                                    1,100       1,073
Local Transportation Auth., First Senior Fixed-Rate Bonds,
MBIA Insured, 6.00% 2009                                                     1,500       1,631
Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008             1,500       1,636
South Orange County Public Fncg. Auth., Special Tax Rev. Bonds,
1999 Series A, FSA Insured, 5.375% 2011                                      1,600       1,648
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center),
Limited Obligation Ref. Bonds:
5.50% 2004                                                                   1,465       1,479
5.60% 2005                                                                   2,870       2,900
5.70% 2006                                                                   1,190       1,204
Redev. Agcy. of the City of Pittsburg, Los Medanos Community Dev.
Project, Tax Allocation Ref. Bonds, Series 1993A, AMBAC Insured, 5.25% 2     2,195       2,147
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev. Bonds,
1993 Series A:
5.70% 2001                                                                   3,680       3,775
6.15% 2012                                                                   1,750       1,819
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre),
Special Tax Ref. Bonds, Series 1998:
5.30% 2005                                                                   1,225       1,204
6.25% 2007                                                                   2,050       2,117
6.50% 2008                                                                   2,000       2,092
6.50% 2009                                                                   1,320       1,380
6.50% 2010                                                                   1,715       1,792
Riverside County Public Fncg. Auth., Cert. of Part., Air Force Village
West, Inc., 5.40% 2009                                                       1,875       1,822
City of Roseville, North Roseville Community Facs. Dist. No. 1,
Special Tax Bonds, Series 1998, 5.20% 2007                                   2,200       2,131
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds
(Procter & Gamble Project), 1995 Series:
7.00% 2005                                                                   1,700       1,877
6.375% 2010 (Preref. 2005)                                                   1,900       2,114
6.375% 2010                                                                  1,600       1,746
6.50% 2014 (Preref. 2005)                                                    1,000       1,119
6.50% 2021 (Preref. 2005)                                                    4,000       4,476
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997 Series K,
AMBAC Insured, 5.70% 2017                                                    2,500       2,578
Sacramento Power Auth., Cogeneration Project Rev. Bonds, 1995 Series:
6.00% 2003                                                                   1,500       1,567
6.50% 2005                                                                   1,100       1,190
County of Sacramento:
Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch):
6.00% 2012                                                                     880         886
6.10% 2013                                                                     665         671
6.30% 2021                                                                     500         503
Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed
Securities Program), Issue A of 1987 AMT,
9.00% 2019 (Escrowed to Maturity)                                            1,500       2,110
City of San Bernardino, SCH Health Care System Rev. Bonds,
(Sisters of Charity for the Incarnate Word, Houston, Texas)
Series 1991A, 7.00% 2021 (Preref. 2001)                                      1,000       1,072
County of San Bernardino Housing Auth:
Multifamily Housing Rev. Bonds (Fannie Mae Program - Villa                   2,030       2,019
 Serena Project), Series 1985, 4.95% 2007
Multifamily Housing Rev. Ref. Bonds (Equity Residential/
Redlands Lawn & Tennis Apartments), Issue 1999A,
5.20% 2029 (Put 2009)                                                        1,000         984
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit
Extension), 1993 Lease Rev. Bonds, 5.375% 2023                               1,500       1,440
County of San Diego:
Poway Unified School Dist., Community Facs. Dist. No. 1, Series 1998
Special Tax Bonds, MBIA Insured:
5.00% 2010                                                                   1,000       1,008
Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
Improvement Bonds:
5.90% 2007                                                                   1,435       1,464
5.90% 2008                                                                   1,000       1,017
San Diego Unified School Dist., 1999 G.O. Bonds, Election of 1998, Series A
Capital Appreciation Bonds, FGIC Insured, 0% 2017                            3,000       1,104
City and County of San Francisco:
Port Commission Rev. Ref. Bonds, Series 1994, 5.90% 2009                     1,500       1,573
Redev. Agcy., Residential Fac. Rev. Bonds (Coventry Park Project),
Series 1996A AMT, 8.50% 2026                                                 5,000       5,566
County of San Joaquin, Cert. of Part. (1993 General Hospital Project),
6.625% 2020                                                                  2,235       2,467
San Joaquin Hills Transportation Corridor Agcy.:
Toll Road Rev. Bonds, 6.75% 2032 (Preref. 2003)                              1,500       1,648
Toll Road Ref. Rev. Capital Appreciation Bonds, Series 1997A, 0% 2020        3,765       1,171
City of San Jose:
Redev. Agcy., Multifamily Housing Rev. Bonds (GNMA Collateralized
 - The Miraido Village), Series 1997A AMT:
5.30% 2012                                                                     975         973
5.65% 2022                                                                   1,500       1,468
Multifamily Housing Rev. Bonds (The Garden Apartments Project),              3,000       2,890
1999 Series A AMT, 5.00% 2032 (Put 2012)
San Marcos Public Facs. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010      4,295       4,161
Santa Ana Fncg. Auth., Police Administration and Holding Fac. Lease Rev. Bonds,
Series 1994A, MBIA Insured,  6.25% 2019                                      1,000       1,096
City of Santa Clara, Subordinated Electric Rev. Ref. Bonds, Series 1998 A,
AMBAC Insured, 5.25% 2012                                                    2,885       2,914
Santa Clara County Fncg. Auth., Lease Rev. Bonds (VMC Fac. Replacement
Project), AMBAC Insured, 1994 Series A, 7.75% 2009                           2,200       2,705
Shafter Joint Powers Fin. Auth., Lease Rev. Bonds, 1997 Series A,
(Community Correctional Fac. Acquisition Project):
5.50% 2006                                                                   1,535       1,580
5.95% 2011                                                                   1,700       1,772
Southern California Home Fncg. Auth., Single Family Mortgage Rev.
Bonds (GNMA and FNMA Mortgage-Backed Securities Program),
1992 Series A AMT, 6.75% 2022                                                  930         959
South Tahoe Joint Powers Fin. Auth., Ref. Rev. Bonds, (South Tahoe
Redev. Project Area No. 1), 1995 Series B, 6.25% 2020                        3,250       3,304
Stanislaus Waste-To-Energy Fin. Agcy., Solid Waste Fac. Ref. Rev.
Certificates (Ogden Martin Systems of Stanislaus, Inc. Project),
Series 1990, 7.625% 2010                                                     1,080       1,109
City of Stockton:
Mello-Roos Rev. Bonds, Community Facs. Dist. No. 90-2B
(Brookside Estates), Series 1997A:
5.50% 2005                                                                   1,560       1,569
5.75% 2008                                                                   1,840       1,852
5.95% 2010                                                                   1,000       1,010
6.20% 2015                                                                   1,750       1,760
Public Fncg. Auth., Cert. of Part. (Wastewater System Project), 1998
Series A, MBIA Insured, 5.125% 2009                                          1,060       1,085
Community Facs. Dist. No. 88-12 of the City of Temecula (Ynez Corridor),
Special Tax Ref. Bonds, 1998 Series A:
5.20% 2007                                                                     850         828
5.25% 2008                                                                     745         724
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds
(Matching Fund Loan Notes):
Series 1998 A, 5.20% 2010                                                    1,000         971
Series 1998 C, 5.50% 2008                                                    1,000       1,011
Series 1998 D:
5.50% 2003                                                                   1,895       1,900
6.00% 2006                                                                   2,220       2,275
Washington Township Health Care Dist., Rev. Bonds, Series 1999:
5.00% 2010                                                                   1,210       1,165
5.00% 2013                                                                   1,100       1,022
5.00% 2018                                                                   2,750       2,489
City of West Sacramento, Limited Obligation Ref. Improvement Bonds,
Reassessment Dist. of 1998, 5.20% 2008                                         500         481
West Sacramento Fncg. Auth., Special Tax Rev. Bonds, Series F:
5.85% 2013                                                                   1,725       1,656
6.10% 2029                                                                   1,500       1,405
                                                                                   ----------
                                                                                       352,565
                                                                                   ----------

Tax-Exempt Securities Maturing in One Year or Less -  7.64%
Health Facs. Fncg. Auth.:
Variable Rate Hospital Rev Bonds(Adventist Health                            1,300       1,300
 System/West) 1998 Series A, MBIA Insured, 2.65% 2028(1)
Insured Variable Rate Demand Rev. Bonds (Catholic Healthcare
 West), 1996 Series D, MBIA Insured:
2.75% 2018(1)                                                                2,800       2,800
2.75% 2021(1)                                                                4,700       4,700
Variable Rate Rev. Bonds (St. Joseph Health System), Series 1991B, 2.40%     3,500       3,500
St. Joseph Health, Variable Rate Hospital Rev. Bonds, 2.30% 7/1/2013(1)      2,400       2,400
Variable Rate Rev. Bonds (Sutter/CHS), Series 1996C, FSA Insured, 2.85%        400         400
County of Kern:
Board of Education, 1999-2000 Tax and Rev. Anticipation Notes, 4.00% 6/3     3,000       3,009
1999-2000 Tax and Rev. Anticipation Notes, 4.00% 6/30/00                     1,300       1,305
County of Los Angeles, 1999-2000 Tax and Rev. Anticipation                   1,000       1,004
Notes, Series A, 4.00% 6/30/00
Orange County Water Dist., Variable Rate Cert. of Part., 1990 Project B,
2.85% 2015(1)                                                                3,100       3,100
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds
(Shell Oil Co. Martinex Project), Series 1994A AMT,
2.65% 2024(1)                                                                2,100       2,100
Public Works Board, Lease Rev. Bonds, The Regents of the University
of California, 1991 Cert. of Part. (UCLA Central Chiller/Cogeneration
Fac.), 7.00% 2015 (Preref. 1999)                                             1,250       1,282
County of Ventura, 1999 Tax and Rev. Anticipation Notes, 4.00% 7/06/2000     1,000       1,004
Dept. of Water Resources, Central Valley Project, Water System               1,000       1,039
 Rev. Bonds,  Series H, 6.90% 2025 (Preref. 2000)
                                                                                   ----------
                                                                                        28,943
                                                                                   ----------
TOTAL TAX-EXEMPT SECURITES (cost: $376,109,000)                                        381,508

Excess of payables over cash and receivables                                            2,505
                                                                                   ----------
NET ASSETS                                                                         $      379,
                                                                                       ======

(1) Coupon rate changes periodically.

See Notes to Financial Statements

Key to Abbreviations

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1999     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $376,109)                               $381,508
 Cash                                                                       16
 Receivables for--
  Sales of fund's shares                               $  366
  Accrued interest                                      5,399
  Other                                                     4            5,769
                                               ---------------  ---------------
                                                                       387,293
Liabilities:
 Payables for--
  Purchases of investments                              1,550
  Repurchases of fund's shares                          5,688
  Dividends payable                                       709
  Management services                                     124
  Other                                                   219            8,290
                                               ---------------  ---------------
Net Assets at August 31, 1999--
 Equivalent to $15.72 per share on
 24,111,614 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                          $379,003
                                                                     =========



Statement of Operations
for the year ended August 31, 1999
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                    $20,052

 Expenses:
  Management services fee                              $1,459
  Distribution expenses                                   945
  Transfer agent fee                                       81
  Reports to shareholders                                  65
  Registration statement and prospectus                    19
  Postage, stationery and supplies                         15
  Trustees' fees                                           18
  Auditing and legal fees                                  39
  Custodian fee                                             8
  Taxes other than federal income tax                       4
  Other expenses                                           17            2,670
                                               ---------------  ---------------
  Net investment income                                                 17,382
                                                                ---------------
Realized gain and change in unrealized
 Appreciation on Investments
 Net realized gain                                                       1,312
 Net unrealized appreciation:
  Beginning of year                                    22,679
  End of year                                           5,399
                                               ---------------
  Net change in unrealized appreciation                                (17,280)
                                                                ---------------
  Net realized gain and change in unrealized
   appreciation on investments                                         (15,968)
                                                                ---------------
Net Increase in Net Assets Resulting
 from Operations                                                        $1,414
                                                                     =========



Statement of Changes in Net Assets
(dollars in thousands)                             Year ended       Year ended
                                                   August 31,       August 31,
                                                         1999             1998
                                                    ---------        ---------
Operations:
 Net investment income                              $  17,382        $  15,554
 Net realized gain on investments                       1,312            5,345
 Net unrealized (depreciation) appreciation
  on investments                                      (17,280)           3,625
                                               ---------------  ------------------
  Net increase in net assets
   resulting from operations                            1,414           24,524
                                               ---------------  ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income           (17,400)         (15,589)
  Distributions from net realized gain
   on investments                                      (5,084)          (1,580)
                                               ---------------  ------------------
   Total dividends and distributions                  (22,484)         (17,169)
                                               ---------------  ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  6,994,060 and 6,096,025
  shares, respectively                                114,227           99,998
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  850,311 and 581,317 shares, respectively             13,877            9,526
 Cost of shares repurchased:
  5,278,098 and 2,957,515 shares,
  respectively                                        (85,585)         (48,491)
                                               ---------------  ------------------
  Net increase in net assets
   resulting from capital share transactions           42,519           61,033
                                               ---------------  ------------------
Total Increase in Net Assets                           21,449           68,388
Net Assets:
 Beginning of year                                    357,554          289,166
                                               ---------------  ------------------
 End of year (including undistributed                $379,003         $357,554
  net investment income: $38 and $1, respecti     ===========      ===========


See Notes to Financial Statements


The Tax-Exempt Fund of California
Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The American Funds Tax-Exempt Series II(the "trust" is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California(the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt Securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from the securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $5,399,000, of which $11,282,000 related to appreciated securities and $5,883,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital gain of $1,312,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $376,109,000 at August 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $1,459,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $945,000. Had no limitation been in effect, the fund would have paid $988,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $151,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $205,000 (after allowance to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $81,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate amounts deferred and earnings thereon were $50,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES
     The fund made purchases and sales of investment securities, excluding short-term securities, of $116,172,000 and $82,298,000, respectively, during the year ended August 31, 1999.

     As of August 31, 1999, accumulated undistributed net realized gain on investments was $818,000 and additional paid-in capital was $372,748,000. The fund reclassified $55,000 and $428,000 to undistributed net investment income and additional paid-in capital, respectively, from undistributed net realized gains for the year ended August 31, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $8,000 was paid by these credits rather than in cash.

Per-Share Data and Ratios


                                                     Year endedAugust     31
                                               -----
                                         1999   1998      1997   1996   1995
Net Asset Value, Beginning
 of Year                              $16.60  $16.22    $15.78 $15.74 $15.40
                                       -----   -----     -----  -----  -----
Income From Investment
 Operations:
 Net investment income                   .74     .79       .83    .84    .86
 Net gains or losses on
  securities (both realized
  and unrealized)                       (.65)    .47       .53    .04    .34
                                       -----   -----     -----  -----  -----
  Total from
   investment operations                 .09    1.26      1.36    .88   1.20
                                       -----   -----     -----  -----  -----
Less Distributions:
 Dividends (from net
  investment income)                    (.74)   (.80)     (.83)  (.84)  (.86)
 Distributions (from
  capital gains)                        (.23)   (.08)     (.09)     -      -
                                       -----   -----     -----  -----  -----
  Total distributions                   (.97)   (.88)     (.92)  (.84)  (.86)
                                       -----   -----     -----  -----  -----
Net Asset Value, End of Year          $15.72  $16.60    $16.22 $15.78 $15.74
                                       =====   =====     =====  =====  =====

Total Return*                           0.47%  7.98%     8.80%   5.65%  8.16%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                          $379    $358      $289   $253   $233
Ratio of expenses to average
 net assets                              .70%   .71%      .72%    .73%   .73%
Ratio of net income to
 average net assets                     4.55%  4.83%     5.15%   5.25%  5.65%
Portfolio turnover rate                22.68% 27.78%    15.68%  27.60% 41.36%



*Excludes maximum sales charge of 4.75%.

Independent Auditors' Report

To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:

     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "Fund"), including the investment portfolio, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP

Los Angeles, California
September 30, 1999

Tax Information (unaudited)

During the fiscal year ended August 31, 1999, the fund paid 74.3 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, and a long-term capital gain of 22.6 cents per share.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.